Exhibit 99.3

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Composition of the Pool of Receivables

As of the Cut-off Date

	New	Used	Total
Aggregate Outstanding Principal Balance	$571,925,950.92	$924,344,991.30	$1,496,270,942.22
Number of Receivables	24,549	62,029	86,578
Percentage of Aggregate Outstanding Principal Balance	38.22%	61.78%	100.00%
Average Outstanding Principal Balance	$23,297.32	$14,901.82	$17,282.35
Range of Outstanding Principal Balances	$520.19 to $96,091.40	$506.04 to $69,630.25	$506.04 to $96,091.40
Weighted Average Contract Rate(1)	14.19%	16.96%	15.90%
Range of Contract Rates	0.00% to 27.99%	0.00% to 28.73%	0.00% to 28.73%
Weighted Average Remaining Term(1)	68 months	64 months	65 months
Range of Remaining Terms	4 months to 75 months	4 months to 75 months	4 months to 75 months
Weighted Average Original Term(1)	72 months	70 months	71 months
Range of Original Terms	24 months to 75 months	12 months to 75 months	12 months to 75 months

(1)	Weighted by outstanding principal balance as of the cut-off date.

Distribution of the Pool of Receivables

By Loan-to-Value Ratio

As of the Cut-off Date

LTV Range(1)	Number of Receivables	Percentage of Total Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(2)
Less than 100.00%	25,285	29.20%	$448,462,994.36	29.97%
100.00% - 109.99%	18,293	21.13	336,262,344.51	22.47
110.00% - 119.99%	19,937	23.03	347,880,686.71	23.25
120.00% - 129.99%	13,011	15.03	212,735,220.70	14.22
130.00% - 139.99%	8,376	9.67	132,563,280.45	8.86
140.00% - 149.99%	1,324	1.53	15,102,339.48	1.01
150.00% and greater	352	0.41	3,264,076.01	0.22

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	LTV for receivables originated by Santander Consumer USA Inc. (“SC”) is calculated using total amount financed, which may include taxes, title fees and ancillary products, over the book value of the financed vehicle. Book value is determined by SC in accordance with its origination policy, and no assurance can be given that the book value is reflective of the value of the financed vehicle at any time. LTV for receivables acquired by SC from an unaffiliated third-party originator were calculated based solely on the applicable originator’s definition and methodology, and no assurance can be given that the value assigned by the applicable originator to the related financed vehicle is reflective of the value of that financed vehicle at any time.
(2)	Sum of percentages may not equal 100% due to rounding.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Distribution of the Pool of Receivables

By FICO® Score

As of the Cut-off Date

FICO® Score(1) Range	Percentage of Total Aggregate Outstanding Principal Balance(2)
1 – 500	0.98%
501 – 550	9.83
551 – 600	31.53
601 – 650	29.80
651 and higher	9.28
Null FICO® Score	18.58

Total	100.00%

(1)	FICO® is a federally registered trademark of Fair, Isaac & Company. The FICO® score information in the table above was obtained at origination of the applicable receivables and does not reflect the FICO® scores of the obligors as of the cut-off date. A FICO® score is a measurement determined by Fair, Isaac & Company using information collected by the major credit bureaus to assess credit risk. FICO® scores should not necessarily be relied upon as a meaningful predictor of the performance of the receivables.
(2)	Sum of percentages may not equal 100% due to rounding.

Distribution of the Pool of Receivables

By Loss Forecasting Score

As of the Cut-off Date

SC Loss Forecasting Score(1)	Percentage of Total Aggregate Outstanding Principal Balance(2)
451 – 500	18.42%
501 – 550	36.55
551 – 600	27.04
601 – 650	11.62
651 – 700	4.47
701 – 750	1.39
751 and higher	0.51

Total	100.00%

(1)	The loss forecasting score is a proprietary score used by SC. Under SC’s scoring model, a loss forecasting score ranges from 1 to 999, with a score of 1 indicating a very high predicted likelihood of loss and a score of 999 indicating a very low predicted likelihood of loss. The range of scores for SC’s proprietary loss forecasting system is not comparable to a score from a credit bureau or a FICO® score. Further, a loss forecasting score may not be an accurate predictor of the likely risk or quality of the related receivable.
(2)	Sum of percentages may not equal 100% due to rounding.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Distribution of the Pool of Receivables

By Annual Percentage Rates

As of the Cut-off Date

Annual Percentage Rate Range	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
Less than 0.001%	83	0.10%	$1,651,305.85	0.11%
0.001% - 1.000%	9	0.01	260,979.98	0.02
1.001% - 2.000%	95	0.11	2,997,773.31	0.20
2.001% - 3.000%	39	0.05	941,556.82	0.06
3.001% - 4.000%	462	0.53	9,881,941.90	0.66
4.001% - 5.000%	320	0.37	7,921,489.83	0.53
5.001% - 6.000%	407	0.47	10,389,724.05	0.69
6.001% - 7.000%	810	0.94	18,797,841.73	1.26
7.001% - 8.000%	1,295	1.50	28,385,558.22	1.90
8.001% - 9.000%	1,942	2.24	41,311,997.72	2.76
9.001% - 10.000%	2,798	3.23	56,737,547.65	3.79
10.001% - 11.000%	3,973	4.59	69,001,405.42	4.61
11.001% - 12.000%	3,393	3.92	65,487,204.65	4.38
12.001% - 13.000%	4,237	4.89	81,267,251.41	5.43
13.001% - 14.000%	4,261	4.92	82,421,301.43	5.51
14.001% - 15.000%	5,371	6.20	102,247,393.42	6.83
15.001% - 16.000%	5,443	6.29	100,323,666.43	6.70
16.001% - 17.000%	7,399	8.55	137,562,710.79	9.19
17.001% - 18.000%	11,562	13.35	204,533,137.76	13.67
18.001% - 19.000%	8,188	9.46	133,860,958.30	8.95
19.001% - 20.000%	6,647	7.68	102,189,429.39	6.83
20.001% - 21.000%	5,559	6.42	78,303,911.13	5.23
21.001% - 22.000%	3,297	3.81	44,056,543.46	2.94
22.001% - 23.000%	2,115	2.44	29,363,170.08	1.96
23.001% - 24.000%	2,551	2.95	33,263,984.93	2.22
24.001% - 25.000%	2,093	2.42	24,632,852.09	1.65
25.001% - 26.000%	721	0.83	7,979,701.58	0.53
26.001% - 27.000%	821	0.95	11,485,879.29	0.77
27.001% - 28.000%	686	0.79	9,002,816.58	0.60
28.001% - 29.000%	1	0.00 (2)	9,907.02	0.00 (2)

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.
(2)	Less than 0.01% but greater than 0.00%.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Geographic Distribution of the Pool of Receivables

By State of Residence

As of the Cut-off Date

State of Residence(1)	Number of Receivables	Percentage of Total Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(2)
Texas	13,022	15.04%	$248,710,037.87	16.62%
Florida	14,222	16.43	242,529,803.53	16.21
California	7,846	9.06	136,044,472.22	9.09
Georgia	4,428	5.11	78,618,434.26	5.25
New York	3,226	3.73	62,215,444.03	4.16
Illinois	3,246	3.75	55,925,160.87	3.74
North Carolina	3,309	3.82	54,568,489.70	3.65
Pennsylvania	2,798	3.23	44,843,819.56	3.00
New Jersey	2,075	2.40	35,384,384.65	2.36
Ohio	2,330	2.69	33,861,722.07	2.26
Louisiana	1,878	2.17	32,627,503.14	2.18
Arizona	1,826	2.11	32,558,125.99	2.18
Maryland	1,765	2.04	32,027,808.86	2.14
Tennessee	1,897	2.19	31,468,890.32	2.10
South Carolina	1,960	2.26	30,966,561.78	2.07
Alabama	1,857	2.14	29,776,865.24	1.99
Arkansas	1,548	1.79	28,352,854.29	1.89
Virginia	1,544	1.78	25,626,368.70	1.71
Mississippi	1,410	1.63	22,651,489.15	1.51
Nevada	1,243	1.44	22,235,752.03	1.49
Missouri	1,210	1.40	19,949,638.50	1.33
Michigan	1,329	1.54	19,582,884.50	1.31
Indiana	1,172	1.35	17,966,750.47	1.20
Oklahoma	1,009	1.17	17,304,377.20	1.16
Other(3)	8,428	9.73	140,473,303.29	9.39

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Based on the state of residence of the obligor on the receivables.
(2)	Sum of percentages may not equal 100% due to rounding.
(3)	“Other” represents those obligors whose state of residence comprises less than 1.00% of the total aggregate outstanding principal balance of the receivables.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Distribution of the Pool of Receivables

By Model Year of Financed Vehicles

As of the Cut-off Date

Model Year	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
2001	7	0.01%	$15,935.02	0.00	%(2)
2002	38	0.04	213,422.65	0.01
2003	54	0.06	271,308.16	0.02
2004	183	0.21	931,824.71	0.06
2005	572	0.66	3,474,364.13	0.23
2006	1,218	1.41	8,520,887.11	0.57
2007	3,168	3.66	28,310,973.88	1.89
2008	4,697	5.43	44,189,892.19	2.95
2009	3,546	4.10	36,507,033.65	2.44
2010	5,865	6.77	62,930,290.36	4.21
2011	6,223	7.19	83,043,440.48	5.55
2012	7,924	9.15	116,937,600.11	7.82
2013	11,658	13.47	202,189,404.61	13.51
2014	9,171	10.59	166,228,360.09	11.11
2015	10,157	11.73	197,183,673.25	13.18
2016	21,006	24.26	519,318,877.58	34.71
2017	1,091	1.26	26,003,654.24	1.74

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.
(2)	Less than 0.01% but greater than 0.00%.

Distribution of the Pool of Receivables

By Original Term to Maturity

As of the Cut-off Date

Original Term to Maturity (Number of Months)	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
24 and less	116	0.13%	$866,534.97	0.06%
25 – 36	626	0.72	5,347,127.56	0.36
37 – 48	2,318	2.68	23,717,038.63	1.59
49 – 60	7,527	8.69	86,497,010.06	5.78
61 – 72	72,176	83.37	1,261,019,283.72	84.28
73 – 75	3,815	4.41	118,823,947.28	7.94

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Distribution of the Pool of Receivables

By Remaining Term to Maturity

As of the Cut-off Date

Remaining Term to Maturity (Number of Months)	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
1 – 6	1,045	1.21%	$3,087,127.18	0.21%
7 – 12	2,290	2.65	10,611,397.73	0.71
13 – 18	6,098	7.04	40,018,960.75	2.67
19 – 24	3,318	3.83	33,250,962.06	2.22
25 – 30	1,028	1.19	13,948,338.49	0.93
31 – 36	602	0.70	5,255,651.74	0.35
37 – 42	157	0.18	1,724,875.57	0.12
43 – 48	2,257	2.61	23,957,969.08	1.60
49 – 54	455	0.53	6,031,900.00	0.40
55 – 60	6,378	7.37	84,885,976.48	5.67
61 – 66	2,622	3.03	52,233,861.70	3.49
67 – 72	57,681	66.62	1,136,945,213.39	75.99
73 – 75	2,647	3.06	84,318,708.05	5.64

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.

Distribution of the Pool of Receivables By Original Amount Financed

As of the Cut-off Date

Original Amount Financed	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
$2,500.01 - $5,000.00	66	0.08%	$297,870.04	0.02%
$5,000.01 - $7,500.00	2,176	2.51	13,377,548.22	0.89
$7,500.01 - $10,000.00	5,352	6.18	44,786,550.62	2.99
$10,000.01 - $12,500.00	9,559	11.04	98,728,778.40	6.60
$12,500.01 - $15,000.00	12,450	14.38	152,281,401.38	10.18
$15,000.01 - $17,500.00	12,721	14.69	178,649,038.61	11.94
$17,500.01 - $20,000.00	10,636	12.28	170,577,864.75	11.40
$20,000.01 - $22,500.00	8,270	9.55	150,736,006.65	10.07
$22,500.01 - $25,000.00	6,340	7.32	129,965,673.09	8.69
$25,000.01 - $27,500.00	5,051	5.83	115,733,082.41	7.73
$27,500.01 - $30,000.00	3,842	4.44	97,917,211.01	6.54
$30,000.01 - $32,500.00	2,918	3.37	81,305,305.99	5.43
$32,500.01 - $35,000.00	2,149	2.48	65,578,070.16	4.38
$35,000.01 - $37,500.00	1,611	1.86	53,906,732.32	3.60
$37,500.01 - $40,000.00	1,237	1.43	45,112,423.35	3.01
$40,000.01 - $42,500.00	762	0.88	29,938,958.81	2.00
$42,500.01 - $45,000.00	468	0.54	19,521,560.00	1.30
$45,000.01 - $47,500.00	333	0.38	14,959,775.83	1.00
$47,500.01 - $50,000.00	239	0.28	11,245,470.38	0.75
$50,000.01 and greater	398	0.46	21,651,620.20	1.45

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Distribution of the Pool of Receivables By Current Principal Balance

As of the Cut-off Date

Current Principal Balance	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
$0.01 - $5,000.00	4,472	5.17%	$15,496,624.95	1.04%
$5,000.01 - $10,000.00	14,117	16.31	108,859,703.05	7.28
$10,000.01 - $15,000.00	21,542	24.88	271,332,184.19	18.13
$15,000.01 - $20,000.00	19,066	22.02	330,400,930.58	22.08
$20,000.01 - $25,000.00	11,610	13.41	258,865,451.96	17.30
$25,000.01 - $30,000.00	7,216	8.33	197,001,268.83	13.17
$30,000.01 - $35,000.00	4,193	4.84	135,437,512.16	9.05
$35,000.01 - $40,000.00	2,452	2.83	91,393,809.05	6.11
$40,000.01 - $45,000.00	1,076	1.24	45,325,547.69	3.03
$45,000.01 - $50,000.00	486	0.56	22,910,248.61	1.53
$50,000.01 and greater	348	0.40	19,247,661.15	1.29

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.

Distribution of the Pool of Receivables By Vehicle Make

As of the Cut-off Date

Vehicle Make	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
Dodge	9,955	11.50%	$224,603,051.38	15.01%
Nissan	11,630	13.43	184,468,176.08	12.33
Chevrolet	10,710	12.37	173,131,708.28	11.57
Ford	8,546	9.87	143,022,149.66	9.56
Toyota	7,680	8.87	126,253,675.63	8.44
Jeep	5,205	6.01	115,796,293.62	7.74
Kia	5,352	6.18	78,678,073.62	5.26
Hyundai	5,567	6.43	78,420,135.34	5.24
Chrysler	3,953	4.57	71,433,992.68	4.77
Honda	3,659	4.23	55,049,651.13	3.68
GMC	1,430	1.65	31,594,570.59	2.11
Mercedes-Benz	1,174	1.36	27,973,001.58	1.87
Volkswagen	1,663	1.92	22,069,951.60	1.47
BMW	992	1.15	20,509,238.23	1.37
Mitsubishi	1,146	1.32	16,596,563.39	1.11
Cadillac	820	0.95	16,119,987.85	1.08
Mazda	1,237	1.43	15,900,166.37	1.06
Other(2)	5,859	6.77	94,650,555.19	6.33

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.
(2)	“Other” represents other vehicle makes which individually comprise less than 1.00% of the total aggregate outstanding principal balance of the receivables.

Santander Drive Auto Receivables Trust 2016-3

Pool of Receivables as of the Cut-off Date of September 30, 2016

Distribution of the Pool of Receivables By Original Mileage

As of the Cut-off Date

Original Mileage	Number of Receivables	Percentage of Total Number of Receivables(1)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(1)
1 - 5,000	25,420	29.36%	$588,387,233.78	39.32%
5,001 - 10,000	1,661	1.92	31,700,186.67	2.12
10,001 - 15,000	2,402	2.77	43,087,925.68	2.88
15,001 - 20,000	3,351	3.87	59,853,021.39	4.00
20,001 - 25,000	3,960	4.57	68,060,272.81	4.55
25,001 - 30,000	4,567	5.28	75,116,022.30	5.02
30,001 - 35,000	5,617	6.49	85,403,010.67	5.71
35,001 - 40,000	6,460	7.46	92,516,760.47	6.18
40,001 - 45,000	5,811	6.71	83,427,160.29	5.58
45,001 - 50,000	4,388	5.07	62,021,046.98	4.15
50,001 - 55,000	3,713	4.29	51,333,959.54	3.43
55,001 - 60,000	3,441	3.97	45,733,759.50	3.06
60,001 - 65,000	2,801	3.24	38,930,969.86	2.60
65,001 - 70,000	2,593	2.99	34,753,711.77	2.32
70,001 - 75,000	2,295	2.65	32,060,403.51	2.14
75,001 - 80,000	2,101	2.43	29,778,954.85	1.99
80,001 - 85,000	1,739	2.01	22,943,562.16	1.53
85,001 - 90,000	1,521	1.76	20,084,496.39	1.34
90,001 and greater	2,737	3.16	31,078,483.60	2.08

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Sum of percentages may not equal 100% due to rounding.

Delinquency Experience Regarding the Pool of Receivables as of the Cut-off Date

Historical Delinquency Status	Number of Receivables	Percentage of Total Number of Receivables(2)	Aggregate Outstanding Principal Balance	Percentage of Total Aggregate Outstanding Principal Balance(2)
Delinquent no more than once for 30-59 days(1)	80,024	92.43%	$1,429,966,131.67	95.57%
Delinquent more than once for 30-59 days but never for 60 days or more	3,530	4.08	36,072,512.80	2.41
Delinquent at least once for 60 days or more	3,024	3.49	30,232,297.75	2.02

Total	86,578	100.00%	$1,496,270,942.22	100.00%

(1)	Delinquent no more than once for 30-59 days represent accounts that were never delinquent or were delinquent one time but never exceeded 59 days past due.
(2)	Sum of percentages may not equal 100% due to rounding.